1 Welcome Raleigh Gerber Director, Corporate Communications RNG Day CLNE Five Year Outlook January 26, 2022 Exhibit 99.1

2 Andrew J. Littlefair President and CEO Robert Vreeland Chief Financial Officer Today’s presenters

Andrew J. Littlefair President and CEO Robert Vreeland Chief Financial Officer Will Flanagan Vice President, Strategic Development RNG Investment Q&A participants 3

4 Safe harbor This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements about, among other things, the ability of Clean Energy Fuels Corp. (the “Company”) to transition to providing hydrogen, electricity and other alternative fuels for transportation. Forward-looking statements are statements other than historical facts and relate to future events or circumstances or the Company’s future performance, and they are based on the Company’s current assumptions, expectations and beliefs concerning future developments and their potential effect on the Company and its business. As a result, actual results, performance or achievements and the timing of events could differ materially from those anticipated in or implied by these forward-looking statements as a result of many factors including, among others: the COVID-19 pandemic and the measures taken to prevent its spread and the related impact on our operations, liquidity and financial condition; the willingness of fleets and other consumers to adopt natural gas as a vehicle fuel, and the rate and level of any such adoption; the Company’s ability to capture a substantial share of the market for alternative vehicle fuels and vehicle fuels generally and otherwise compete successfully in these markets; the potential adoption of government policies or programs or increased publicity or popular sentiment in favor of other vehicle fuels; the market’s perception of the benefits of renewable natural gas (“RNG”) and conventional natural gas relative to other alternative vehicle fuels; natural gas vehicle and engine cost, fuel usage, availability, quality, safety, convenience, design, performance and residual value, as well as operator perception with respect to these factors, in general and in the Company’s key customer markets, including heavy-duty trucking; the Company’s ability to manage and grow its RNG business, including its ability to procure adequate supplies of RNG and generate revenues from sales of such RNG; the Company and its suppliers’ ability to successfully develop and operate projects and produce expected volumes of RNG; the potential commercial viability of livestock waste and dairy farm projects to produce RNG; the Company’s history of net losses and the possibility the Company incurs additional net losses in the future; the Company’s and its partners’ ability to acquire, finance, construct and develop other commercial projects; the Company’s ability to invest in hydrogen stations or modify its fueling stations to reform its RNG to fuel hydrogen and electric vehicles; the Company’s ability to realize the expected benefits from the commercial arrangement with Amazon and related transactions; future supply, demand, use and prices of crude oil, gasoline, diesel, natural gas, and other vehicle fuels, including overall levels of and volatility in these factors; changes in the competitive environment in which we operate, including potentially increasing competition in the market for vehicle fuels generally; the Company’s ability to manage and grow its business of transporting and selling compressed natural gas for non- vehicle purposes via virtual natural gas pipelines and interconnects, as well as its station design and construction activities; construction, permitting and other factors that could cause delays or other problems at station construction projects; the Company’s ability to execute and realize the intended benefits of any acquisitions, divestitures, investments or other strategic relationships or transactions; future availability of and our access to additional capital, which may include debt or equity financing, in the amounts and at the times needed to fund growth in the Company’s business and the repayment of its debt obligations (whether at or before their due dates) or other expenditures, as well as the terms and other effects of any such capital raising transaction; the Company’s ability to generate sufficient cash flows to repay its debt obligations as they come due; the availability of environmental, tax and other government regulations, programs and incentives that promote natural gas, such as the U.S. federal excise tax credits for alternative fuels, or other alternatives as a vehicle fuel, including long-standing support for gasoline- and diesel-powered vehicles and growing support for electric and hydrogen-powered vehicles that could result in programs or incentives that favor these or other vehicles or vehicle fuels over natural gas; the Company’s ability to comply with various registration and regulatory requirements related to its RNG projects; the effect of, or potential for changes to greenhouse gas emissions requirements or other environmental regulations applicable to vehicles powered by gasoline, diesel, natural gas or other vehicle fuels and crude oil and natural gas fueling, drilling, production, transportation or use; the Company’s ability to manage the safety and environmental risks inherent in its operations; the Company’s compliance with all applicable government regulations; the impact of the foregoing on the trading price of the Company’s common stock; the results and timing of the proposed common stock offering; and general political, regulatory, economic and market conditions. The forward-looking statements made in this presentation speak only as of the date of this presentation, and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. The Company’s periodic reports filed with the Securities and Exchange Commission (the "SEC") on the SEC website (www.sec.gov), including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, contain additional information about these and other risk factors that may cause actual results to differ materially from the forward-looking statements contained in this presentation, and such risk factors may be amended, supplemented or superseded from time to time by other reports the Company files with the Securities and Exchange Commission.

Non-GAAP Financial Measures Non-GAAP financial measures To supplement the Company’s unaudited consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), the Company uses non-GAAP financial measures that it calls adjusted net income (loss) (“Adjusted Net Income (loss)”) and adjusted EBITDA (“Adjusted EBITDA”). Management presents Adjusted Net Income (loss) and Adjusted EBITDA because it believes these measures provide meaningful supplemental information about the Company’s performance, for the following reasons: (1) these measures allow for greater transparency with respect to key metrics used by management to assess the Company’s operating performance and make financial and operational decisions; (2) these measures exclude the effect of items that management believes are not directly attributable to the Company’s core operating performance and may obscure trends in the business; and (3) these measures are used by institutional investors and the analyst community to help analyze the Company’s business. Non-GAAP financial measures are limited as an analytical tool and should not be considered in isolation from, or as a substitute for, the Company’s GAAP results. Moreover, because not all companies use identical measures and calculations, the Company’s presentation of Adjusted Net Income (loss) and Adjusted EBITDA may not be comparable to other similarly titled measures used by other companies. Non-GAAP financial measures 5

Video to play here. (not included in PPTX). 6

RNG Day CLNE Five Year Outlook January 26, 2022 7

Who we are Why RNG What we can earn RNG supply RNG distribution Financial summary 8

Who we are Why RNG What we can earn RNG supply RNG distribution Financial summary 9

10 Who we are – Dairy/RNG production – 3rd party RNG supply contracts – 550+ stations – Capacity to double volumes – Fleet + marine customers – Maintenance + construction – 2 owned LNG plants – Vertically integrated RNG solutions – 25+ years of experience – Invented RNG as a commercial fuel RNG Supply Distribution = + Operating information is as of December 31, 2021.

Who we are Why RNG What we can earn RNG supply RNG distribution Financial summary 11

12 Why RNG Accessible: Extensive network of fueling stations nationwide Affordable: Stabilized prices and lower maintenance costs Renewable: Made from organic waste, not drilling No diesel pollution: Reduces smog-forming NOX emissions by 90% Less maintenance: No high maintenance DPF-SCR diesel emissions control system Quieter: Quieter than diesel Sustainable: Lowers carbon emissions by up to 500% Value driver for CLNE: RNG drives increased revenue, GAAP net income, and Adjusted EBITDA Proven: Trusted by companies like Amazon, UPS, WM, and major transit fleets in NY & LA

44.8 38.7 13 The RNG advantage: carbon intensity -500 -400 -300 -200 -100 Zero emissions 100 50 Gasoline/ diesel Hydrogen Renewable diesel Electric vehicle RNG Landfill RNG Food waste RNG Dairy 100.6 41.7 15.2 -79.9 -532.7 -354.5 average CI Carbon emission by fuel type (gCO2e per MJ) Source: California Air Resources Board, Q4 2020 LCFS data, and certified pathways as of November 8, 2021.

14 Why RNG Accessible: Extensive network of fueling stations nationwide Affordable: Stabilized prices and lower maintenance costs Renewable: Made from organic waste, not drilling No diesel pollution: Reduces smog-forming NOX emissions by 90% Less maintenance: No high maintenance DPF-SCR diesel emissions control system Quieter: Quieter than diesel Sustainable: Lowers carbon emissions by up to 500% Value driver for CLNE: RNG drives increased revenue, GAAP net income, and Adjusted EBITDA Proven: Trusted by companies like Amazon, UPS, WM, and major transit fleets in NY & LA

15 RNG volume potential in US (2040) Carbon-for-carbon reduction compared to diesel at multiples of RNG GGEs Note: Estimated gasoline gallons equivalent (GGE) assuming 125,000 mcf per gasoline gallon. Source: American Gas Association and ICF Animal Manure (GGEs) RNG (GGEs) Low case High case 1.8B 3.7B 15.3B 36.1B

16 Why RNG Accessible: Extensive network of fueling stations nationwide Affordable: Stabilized prices and lower maintenance costs Renewable: Made from organic waste, not drilling No diesel pollution: Reduces smog-forming NOX emissions by 90% Less maintenance: No high maintenance DPF-SCR diesel emissions control system Quieter: Quieter than diesel Sustainable: Lowers carbon emissions by up to 500% Value driver for CLNE: RNG drives increased revenue, GAAP net income, and Adjusted EBITDA Proven: Trusted by companies like Amazon, UPS, WM, and major transit fleets in NY & LA

Who we are Why RNG What we can earn RNG supply RNG distribution Financial summary 17

18 What we can earn RNG Supply Distribution Adj. EBITDA ($3M) 2022E $250M 2026E Adj. EBITDA $68M 2022E $305M 2026E Adj. EBITDA $65M 2022E $555M 2026E GAAP net income (loss) GAAP net income (loss) GAAP net income (loss) ($3M) 2022E $173M 2026E ($54M) 2022E $112M 2026E ($57M) 2022E $285M 2026E See the Appendix for a reconciliation of Adjusted EBITDA. = +

Who we are Why RNG What we can earn RNG supply RNG distribution Financial summary 19

Dairy RNG production – Produce RNG from dairy farms with JV partners Total Energies and BP – All gas produced goes to fill CLNE demand – Enhances overall economics of RNG to CLNE 20 RNG supply All roads lead to RNG – RNG can serve multiple alternative fuel solutions – Further growth opportunities to CLNE RNG 3rd party supply – Our demand creates value for the supply side – We see many deals due to our demand – Leverage our CA network

21 Major energy partners Up to $400 million of equity for RNG investment Largest shareholder of CLNE $400M+ pipeline $100 million of equity for RNG investment Joint marketing agreement for RNG supply $650M+ pipeline

2022E 2023E 2024E 2025E 2026E In Construction LOI/Executed In Negotiation Growth RNG sources Volume sales (GGEs, millions) Volume sales (GGEs, millions) Volume sales (GGEs, millions) 2022E 2023E 2024E 2025E 2026E CLNE Produced Dairy RNG 3rd Party Supply Contracts 194 268 351 379 474 2022E 2023E 2024E 2025E 2026E 194 260 297 297 369 CLNE produced dairy RNG 3rd party supply contracts Total RNG supply to CLNE network 8 54 82 105 0 22 = +

23 Where we are today: RNG supply Pipeline Closed/In contract 50M GGEs of investment opportunities in 11 states CLNE/JV Production

24 Millenkamp Dairy On January 26, we announced an exciting RNG project at the Millenkamp Dairy in Southeastern Idaho One of the largest dairy farms in the United States Expected to produce 5M GGEs annually Part of BP Joint Venture

25 All roads lead to RNG Hydrogen reformer Station compression Compressor Hydrogen Electric RNG Electric generation RNG feedstock

26 Hydrogen station: Foothill Transit 20-year relationship with one of California’s largest transit agencies Initially provided CNG, now RNG for 300 buses Awarded Foothill’s first hydrogen station for 20 fuel cell buses Demonstrates importance of customer relationship

Who we are Why RNG What we can earn RNG supply RNG distribution Financial summary 27

28 Distribution 28 Fueling and customer network key to monetizing supply of RNG 550+ station network—scale and footprint advantage Our portfolio of RNG volume Growth drivers – Trucking – Customer optimization – NG engine expansion and improvement CA opportunity Policy view

Public and private stations 550+ Natural gas fueling stations 29 Where we are: distribution

30 Distribution 30 Fueling and customer network key to monetizing supply of RNG 550+ station network—scale and footprint advantage Our portfolio of RNG volume Growth drivers – Trucking – Customer optimization – NG engine expansion and improvement CA opportunity Policy view

CA TX NY 31 How much RNG we plan to deliver in 2022 73% of vehicle fuel sold at Clean Energy’s stations in 2020 was RNG 128M GGEs 8M GGEs 11M GGEs US total 194M GGEs in 34 states California New York Texas

32 Distribution 32 Fueling and customer network key to monetizing supply of RNG 550+ station network—scale and footprint advantage Our portfolio of RNG volume Growth drivers – Trucking – Customer optimization – NG engine expansion and improvement CA opportunity Policy view

33 Distribution growth driver: heavy-duty trucking sector 40B+ gallons per year Sustainability goals increasing pressure while time is of the essence Large fleets create exponential growth – 3000 units (one fleet) can be 45M GGEs annually Current trucking customers include: – Amazon – Estes – UPS Source: American Trucking Associations and internal data

34 Customer example Switching just 10% of their fleet from diesel to RNG 50% reduction in carbon emissions from vehicles Achieve carbon emissions goals in only 2.5 years = =

35 Distribution 35 Fueling and customer network key to monetizing supply of RNG 550+ station network—scale and footprint advantage Our portfolio of RNG volume Growth drivers – Trucking – Customer optimization – NG engine expansion and improvement CA opportunity Policy view

Transit – LA Metro – New York City MTA 36 Distribution growth driver: optimization of existing customer base Converting maintenance to fuel Refuse – Republic Services

37 Distribution 37 Fueling and customer network key to monetizing supply of RNG 550+ station network—scale and footprint advantage Our portfolio of RNG volume Growth drivers – Trucking – Customer optimization – NG engine expansion and improvement CA opportunity Policy view

38 Distribution growth driver: Near Zero NG engines Expansion to 15-liter: “game changer” per Cummins – “Initial interest in the 15-liter natural gas powertrain has far exceeded our expectations” per Cummins – 500hp, 1850 lb/ft torque, and weighs about 500 lbs less than 15L diesel per Cummins Cummins engine – Near Zero attributes – Clean, quiet enhanced transmission and 90% lower NOx New 6.7 liter – Key market segment: box truck

39 Distribution 39 Fueling and customer network key to monetizing supply of RNG 550+ station network—scale and footprint advantage Our portfolio of RNG volume Growth drivers – Trucking – Customer optimization – NG engine expansion and improvement CA opportunity Policy view

40 CA opportunity CA RNG Demand Non-CA Network Dairy RNG $13.00/GGE* 125M+ GGE Landfill RNG $4.20/GGE* *gross values before value chain splits, CI–(354), RIN $2.85, LCFS $165.00, approximate values As we increase the supply of dairy RNG in CA, we will distribute the landfill RNG to other states Opportunity to enhance margins by displacing LFG with dairy bio-gas

41 Distribution 41 Fueling and customer network key to monetizing supply of RNG 550+ station network—scale and footprint advantage Our portfolio of RNG volume Growth drivers – Trucking – Customer optimization – NG engine expansion and improvement CA opportunity Policy view

42 Policy view Adopted & in effect California, Oregon, British Columbia Other states targeted Maryland, Michigan, Nebraska, New Jersey, North Carolina, Pennsylvania, Wisconsin Under study/in regulatory development Canada Federal, Colorado, Illinois, Iowa Nevada, Ohio Legislation introduced Massachusetts, Minnesota, New Mexico, New York Approved Washington State; expected effective date: January 1, 2023 Clean fuels policies

43 Federal RIN outlook Proposed RVO issued on December 7, 2021 Strong pricing fundamentals including – Significant year over year targets for cellulosic biofuels – Strong anticipated cellulosic waiver credit values – Higher commodity prices pushing D4/D5 values *represents actual biofuels production 2020* 2021 2022 Cellulosic biofuel (M GGE) 347 422 524 Growth 22% 24% Ruling further seeks comments on and consideration for carryforward RINs which is strongly supported by industry

Who we are Why RNG What we can earn RNG supply RNG distribution Financial summary 44

Volume (GGEs, millions) 45 RNG drives increase volume, revenue and EBTIDA – Delivery volumes increase at a 13% CAGR, while RNG supplied grows at 25% – EBITDA increase driven by growth in distribution margin & RNG supply investment earnings Financial summary $65 $136 $290 $467 $555 2022E 2023E 2024E 2025E 2026E Adjusted EBITDA See the Appendix for a reconciliation of Adjusted EBITDA. GAAP net income (loss) 2022E 2023E 2024E 2025E 2026E $285 $171 ($31) ($117) ($57) 454 547 610 684 741 2022E 2023E 2024E 2025E 2026E

46 Adjusted EBITDA bridge Note: in millions See the Appendix for a reconciliation of Adjusted EBITDA.

Thank you We turn sustainability goals into reality.

Questions & Answers Andrew J. Littlefair President and CEO Robert Vreeland Chief Financial Officer Will Flanagan Vice President, Strategic Development RNG Investment 48

49 Conference call information (888) 985-1969 Participant toll-free dial-in number: (873) 415-0181 Participant international dial-in number: 3562397 Conference ID:

Appendix 50

2022E 2023E 2024E 2025E 2026E Volumes (GGEs) 454 547 610 684 741 Revenues $444 $580 $724 $855 $983 SG&A 101 118 125 138 152 GAAP net income (57) (117) (31) 171 285 Adjusted net income 8 9 114 276 355 Adjusted EBITDA 65 136 290 467 555 Cash flow from operations 57 75 127 169 239 Capex (71) (143) (75) (67) (49) Investments RNG supply JVs (195) (432) (240) (238) (253) Debt raise (reduction) 125 450 200 (125) (125) Ending cash and investments $144 $80 $137 $88 $138 51 Financial metrics Note: in millions

52 Adjusted EBITDA reconciliation 2022E 2023E 2024E 2025E 2026E Net income (loss) attributable to Clean Energy Fuels Corp. $ (57) $ (117) $ (31) $ 171 $ 285 Income tax expense 0 - - - - Interest expense 9 46 62 57 48 Interest income (1) (1) (1) (1) (1) Depreciation and amortization 49 66 70 74 76 Stock-based compensation 20 30 30 30 30 Amazon warrant charge 44 96 115 75 40 Depreciation and amortization at RNG JV included in equity earnings 17 45 61 77 Adjusted EBITDA Reconciliation (CLNE) $ 65 $ 136 $ 290 $ 467 $ 555 Adjusted EBITDA, which the Company presents as a non-GAAP measure of its performance, is defined as net income (loss) attributable to Clean Energy, plus (minus) income tax expense (benefit), plus interest expense, minus interest income, plus depreciation and amortization expense plus Amazon warrant charges, plus stock-based compensation expense, plus (minus) loss (income) from SAFE&CEC equity method investments, and plus (minus) any loss (gain) from changes in the fair value of derivative instruments. The Company’s management presents Adjusted EBITDA for the reasons discussed above in slide 5 of this presentation. The table below shows Adjusted EBITDA and also reconciles this figure to GAAP net income (loss) attributable to Clean Energy: Note: in millions

53 Adjusted EBITDA reconciliation 2022E 2023E 2024E 2025E 2026E Net income (loss) attributed to Clean Energy Fuels Corp. $ (3) $ (25) $ 32 $ 162 $ 173 Depreciation and amortization 0 17 45 61 77 Adjusted EBITDA Reconciliation (RNG Supply) $ (3) $ (8) $ 77 $ 223 $ 250 2022E 2023E 2024E 2025E 2026E Net income (loss) attributed to Clean Energy Fuels Corp. $ (54) $ (93) $ (64) $ 9 $ 112 Income tax expense 0 0 0 0 0 Interest expense 9 46 62 57 48 Interest income (1) (1) (1) (1) (1) Depreciation and amortization 49 66 70 74 76 Stock-based compensation 20 30 30 30 30 Amazon warrant charges 44 96 115 75 40 Adjusted EBITDA Reconciliation (Distribution) $ 68 $ 145 $ 213 $ 244 $ 305 Note: in millions

54 Adjusted net income (loss) reconciliation 2022E 2023E 2024E 2025E 2026E Net income (loss) attributed to Clean Energy Fuels Corp. $ (57) $ (117) $ (31) $ 171 $ 285 Amazon warrant charges 44 96 115 75 40 Stock-based compensation 20 30 30 30 30 Adjusted Net Income (Loss) (CLNE) $ 8 $ 9 $ 114 $ 276 $ 355 Adjusted Net income (loss), which the Company presents as a non-GAAP measure of its performance, is defined as net income (loss) attributable to Clean Energy Fuels Corp., plus Amazon warrant charges, plus stock-based compensation expense, plus (minus) loss (income) from the SAFE&CEC S.r.l. equity method investment, and plus (minus) any loss (gain) from changes in the fair value of derivative instruments. The Company's management presents Adjusted Net Income (Loss) for the reasons discussed above in slide 5 of this presentation. Note: in millions